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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2004

BUTLER MANUFACTURING COMPANY
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation or organization)	001-12335 (Commission File Number)	44-0188420 (IRS Employer Identification No.)
1540 Genessee Street P.O. BOX 419917 Kansas City, Missouri 64102 (Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (816) 968-3000

Item 5. Other Events.

        On April 26, 2004, Butler Manufacturing Company ("Butler") issued a press release announcing that Institutional Shareholder Services continues to recommend that Butler stockholders vote to approve the BlueScope merger agreement. In addition, the press release indicates that the Delaware Chancery Court, after hearing arguments on April 23, 2004 from the parties in connection with the purported class action complaint filed a purported shareholder against Butler, denied plaintiff's application for a temporary restraining order to enjoin the April 27, 2004 meeting of Butler stockholders to consider and vote upon the BlueScope merger. The press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c)
Exhibits.
99.1
Press Release, dated April 26, 2004.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2004	BUTLER MANUFACTURING COMPANY
/s/ Larry C. Miller
	By:	Larry C. Miller
	Its:	Vice President—Finance and Chief Financial Officer
/s/ John W. Huey
	By:	John W. Huey
	Its:	Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated April 26, 2004.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX